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                                                                    EXHIBIT 10.2

                             STOCK PLEDGE AGREEMENT

     STOCK PLEDGE AGREEMENT ("Agreement") entered into as of the 31st day of July, 2002, by and among MOONLIGHT HOLDINGS LTD. (the "Secured Party"), BRIGHTCUBE, INC., a Nevada corporation having its principal executive offices at 240 Center Street, El Segundo, CA 90245 ("Company") and Intellect Capital Group, LLC (the "Pledgor").

                                    RECITALS

     A. Pledgor has agreed to pledge certain Company shares as security for (i) the performance by the Company of its obligations under its Series 2002-01 10% Notes in an aggregate principal amount of One Hundred Thousand and 00/100 Dollars ($100,000.00) payable to the Secured Party (the "Notes"); (ii) the performance by the Company of its obligations, covenants, and agreements under the Financing Agreement, of even date herewith (the "Financing Agreement") between the Company and the Secured Party as well as the Related Agreements (as that term is defined in the Financing Agreement), and (iii) the performance by the Pledgor under the Limited Recourse Guaranty executed by the Pledgor in favor of the Secured Party (the "Guaranty"). Capitalized terms in this Agreement which are not identified herein will have the meanings given such terms in the Financing Agreement.

     B. The Secured Party is willing to enter into the Financing Agreement and the other Related Agreements and to accept the Notes from the Company only upon receiving Pledgor's guaranty and pledge of certain stock of the Company, as set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises, the mutual covenants and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Grant of Security Interest. Pledgor hereby pledges to the Secured Party as collateral and security for the Obligator's performance of the Aggregate Secured Obligations (as defined below) all of the shares of Common Stock set forth on the attached Schedule 1 of this Agreement (the "Pledged Shares"). Unless otherwise set forth on Schedule 1 of this Agreement, the Pledgor is the beneficial and record owner of the Pledged Shares set forth on such Schedule. Such Pledged Shares, together with any substitutes therefor, or proceeds thereof, are hereinafter to collectively as the "Collateral."

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     2.   Obligations Secured. During the term hereof, the Collateral shall secure the following:

          (i)    the Secured Obligations (as defined in the Guaranty) and

          (ii) the obligations of the Pledgor of the Pledgor's obligations, covenants, and agreements under the Guaranty.

The obligations, covenants and agreements described in clauses (a) and (b) are the "Aggregate Secured Obligations."

     3. Perfection of Security Interest. Upon execution of this Agreement by the Pledgor, the Pledgor shall deliver and transfer possession of the stock certificates representing the Pledged Shares (the "Certificates"), together with stock transfer powers duly executed in blank by the registered owner of the shares represented by such Certificates, with appropriate Medallion signature guaranty ("Stock Powers"), to the Secured Party to be held by Krieger & Prager LLP as agent for the Secured Party, or other manually acceptable third party until the earlier of

     (i)    the termination of this Agreement or

     (ii) foreclosure of Secured Party's security interests as provided herein.

The Pledgor hereby appoints Krieger & Prager LLP as attorney-in-fact to execute all documents and perform all acts as Secured Party may reasonably request in order to perfect and maintain a valid security interest in the Collateral for Secured Party.

     4. Assignment. Only in connection with the transfer of the Notes in accordance with their terms, a Secured Party may assign or transfer the whole or any part of its security interest granted hereunder, and may transfer as collateral security the whole or any part of Secured Party's security interest in the Collateral. Any transferee of the Collateral shall be vested with all of the rights and powers of Secured Party hereunder with respect to the Collateral.

     5. Pledgor's Warranty. The Pledgor represents and warrants hereby to the Secured Party as follows with respect to the Pledged Shares:

          A. Title: (i) that upon transfer by Pledgor of the Pledgor's Certificates and Stock Powers to Secured Party pursuant to this Agreement at such time, if any, as the occurrence of a default in any of the Aggregate Secured Obligations, including, but not limited to an Event of Default by the Company under the Financing Agreement, the Notes or any of the other Related Agreements, the Secured Party will have good title (both record and beneficial) to the Pledged Shares;

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                     (ii)  that there are no restrictions upon transfer and
pledge of the Pledged Shares pursuant to the provisions of this Agreement except the restrictions imposed by Rule 144 under the Securities Act of 1933;

                     (iii) that the Pledged Shares are free and clear of any encumbrances of every nature whatsoever, such Pledgor is the sole owner of the Pledged Shares, and such shares are duly authorized, validly issued, fully paid and non-assessable, and

                     (iv) that such Pledgor has owned the Pledged Shares since the date specified on Schedule 1 to this Agreement, and

          B. Other: (i) that Pledgor has made necessary inquiries of the Company and believes that the Company fully intends to fulfill and has the capability of fulfilling the Secured Obligations to be performed by the Company in accordance with the terms of the Notes, the Financing Agreements, and the other Related Agreements,

                     (ii) that Pledgor is not acting, and has not agreed to act, in any plan to sell or dispose of the pledged shares in a manner intended to circumvent the registration requirements of the Securities Act of 1933, as amended, or any applicable state law,

                     (iii) that Pledgor has been advised by counsel of the elements of a bona-fide pledge for purposes of Rule 144(d)(3)(iv) under the Securities Act of 1933, as amended, including the relevant Securities and Exchange Commission ("SEC") interpretations and affirms that the pledge of shares by the Pledgor pursuant to this Pledge Agreement will constitute a bona-fide pledge of such shares for purposes of such Rule, and

                     (iv) that this Agreement constitutes a legal, valid and binding obligation of Pledgor enforceable in accordance with its terms (except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and similar laws, now or hereafter in effect).

     6. Pledgor's Covenant. Pledgor agrees not to grant or create, any security interest, claim, lien, pledge or other encumbrance with respect to such Pledgor's Pledged Shares or attempt to sell, transfer or otherwise dispose of any of such shares until the Aggregate Secured Obligations have been paid in full or otherwise fully performed.

     7. Collection of Dividends and Interest. During the term of this Agreement and so long as the Company is not in default under any of the Secured Obligations and so long as Pledgor is not in default hereunder, Pledgor is authorized to collect all

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    dividends, distributions, interest payments, and other amounts that may be, or may become, due on any of the Collateral.

         8. Voting Rights. During the term of this Agreement and until such time as this Agreement has terminated or Secured Party has exercised its rights under this Agreement to foreclose its security interest in the Collateral, Pledgor shall have the right to exercise any voting rights evidenced by, or relating to, the Collateral.

         9. Warrants and Options. In the event that, during the term of this Agreement, subscription, warrants, dividends, or any other rights or option shall be issued in connection with the Collateral, such warrants, dividends, rights and options shall be immediately delivered to Secured Party to be held under the terms hereof in the same manner as the Collateral.

         10. Preservation of the Value of the Collateral and Reimbursement of Secured Party. Pledgor shall pay all taxes, charges, and assessments against the Collateral and do all acts necessary to preserve and maintain the value thereof. On failure of Pledgor so to do, Secured Party may make such payments on account thereof as (in Secured Party's discretion) is deemed desirable, and Pledgor shall reimburse Secured Party immediately on demand for any and all such payments expended by Secured Party in enforcing, collecting, and exercising its remedies hereunder.

         11.   Default and Remedies.

               (a) For purposes of this Agreement, "Event of Default" shall mean
                     (i) default in the performance by the Company or the Pledgor of any of the Aggregate Secured Obligations after the expiration, if such default is capable of being cured, without cure following the expiration of any applicable cure period, and if not so capable of being cured, immediately; and

                     (ii) a breach by a Pledgor of any of his representations, warrants, covenants or agreements in this Agreement.

(b) During the term of this Agreement, the Secured Party shall have the following rights after any Event of Default and for so long as the Aggregate Secured Obligations are not satisfied in full:

    the rights and remedies provided by the Uniform Commercial Code as adopted by the State of New York (as said law may at any time be amended), except that the Secured Party waives any right to deficiency pursuant to Section 9-608 thereof or otherwise;

    the right to receive and retain all dividends, payments and other distributions of any kind upon any or all of the Pledged Shares as additional Collateral;

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the right to cause any or all of the Pledged Shares and all additional
Collateral to be transferred to its own name and have such transfer recorded in any place or places deemed appropriate by Secured Party; and

the right to sell, at a public or private sale, the Collateral or any part thereof for cash, upon credit or for future delivery, and at such price or prices in accordance with the Uniform Commercial Code (as such law may be amended from time to time) and any applicable state and federal securities laws.

Upon and such sale contemplated by the preceding provisions, Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Secured Party shall give the Pledgor not less than ten (10) days written notice of its intention to make any such sale. Any such sale shall be held at such time or times during ordinary business hours and at such place or places as Secured Party may fix in the notice of such sale. Secured Party may adjourn or cancel any sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral upon terms calling for payments in the future, any Collateral so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but Secured Party shall incur no liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in the case of such failure, such Collateral may again be sold upon like notice. Secured Party, however, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the security interest and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction, the Pledgor having been given due notice of all such action. Secured Party shall incur no liability as a result of a sale of the Collateral or any part thereof.

         (c) Should the Secured Party exercise the rights set forth in clauses
(b)(ii) or (b)(iii) of this Section 11, the Secured Party so acting shall assign to the Pledgor all of the rights and benefits of such Secured Party under the Notes, the Financing Agreements, and the other Related Agreements; provided, however, that the Secured Party shall make such assignment to the Pledgor without recourse.

     12. Waiver. Pledgor waives any right that it may have to require Secured Party to proceed against any other person, or proceed against or exhaust any other security, or pursue any other remedy Secured Party may have.

     13. Term of Agreement. This Agreement shall continue in full force and effect until all of the Aggregate Secured Obligations shall have been paid in full or otherwise satisfied and the security interests are thereby released. Upon termination of this Agreement, the Collateral shall be returned within five
(5) Business Days to Pledgor or counsel for the Company.

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         14. Company Acknowledgment, Representation and Agreement. The Company
acknowledges the terms of this Agreement and the pledge of the Pledged Shares created thereby. The Company represents and warrants to the Secured Party that the Pledged Shares are duly authorized, validly issued, fully paid and non-assessable and that it will not permit the transfer of the Pledged Shares except in accordance with this Agreement while the same is in effect.

         15. General Provisions:

             15.1 Binding Agreement. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the respective parties hereto.

             15.2 Captions. The headings used in this Agreement are inserted for reference purposes only and shall not be deemed to define, limit, extend, describe, or affect in any way the meaning, scope or interpretation of any of the terms or provisions of this Agreement or the intent hereof.

             15.3 Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signatures upon any counterpart were upon the same instrument. All signed counterparts shall be deemed to be one original. This Agreement, once executed by a party, may be delivered to the other parties hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the parties so delivering this Agreement. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

             15.4 Further Assurances. The parties hereto agree that, from time to time upon the written request of any party hereto, they will execute and deliver such further documents and do such other acts and things as such party may reasonably request in order fully to effect the purposes of this Agreement. The Transfer Agent Instructions annexed hereto are deemed an integral part of this Agreement.

             15.5 Waiver of Breach. Any waiver by either party of any breach of any kind or character whatsoever by the other, whether such be direct or implied, shall not be construed as a continuing waiver of or consent to any subsequent breach of this Agreement.

             15.6 Cumulative Remedies. The rights and remedies of the parties hereto shall be construed cumulatively, and none of such rights and remedies shall be exclusive of, or in lieu or limitation of any other right, remedy, or priority allowed by applicable law.

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         13.7  Amendment. This Agreement may be modified only in a written document that refers to this Agreement and is executed by Secured Party, the Pledgor and the Company.

         15.8 Interpretation. This Agreement shall be interpreted, construed, and enforced according to the substantive laws of the State of New York.

         15.9 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

         15.10 Notice. Any notice or other communication required or permitted to be given hereunder shall be effective upon receipt. Such notices may be sent
(i) in the United States mail, postage prepaid and certified, (ii) by express courier with receipt, (iii) by facsimile transmission, with a copy subsequently delivered as in (i) or (ii) above. Any such notice shall be addressed or transmitted as follows:

     If to Pledgor:

     Intellect Capital Group, LLC


     Tel:   -  -
     Fax:   -  -

     If to Secured Party:

                       Moonlight Holdings, Ltd.


     With copies to:   Samuel M. Krieger, Esq.
                       Krieger & Prager LLP
                       39 Broadway, Suite 1440
                       New York, New York 10006
                       Telephone No.: (212) 363-2900
                       Telecopier No.: (212) 363-2999

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or such other address as may be designated in writing hereafter, in the same manner, by such Person.

         15.11 Acknowledgement by Pledgor. In the event that any provision of the Financing Agreement, the Notes, any of the other Related Agreements or this Agreement as applied to any party or circumstances shall be adjudged by a court to be invalid or unenforceable, Pledgor acknowledges and agree that this Agreement shall remain valid and enforceable in all respects against Pledgor.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK. THE SIGNATURES OF THE PARTIES ARE ON THE NEXT PAGE.]

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day, month and year first above written.

      SECURED PARTY:
      MOONLIGHT HOLDINGS LTD.


      By /s/ H.A Simmons
         -----------------------------
         H.A Simmons on behalf of
         GRETTON SECRETARIAL SERVICES LTD
         Director of MOONLIGHT HOLDINGS LTD

      COMPANY:
      BRIGHTCUBE. INC.


      By: /s/ Eric Howard
         ----------------
         Eric Howard, Chief Financial Officer

      PLEDGOR:

      INTELLECT CAPITAL GROUP, LLC


      /s/ Terren S. Peizer
      --------------------
      By: Terren S. Peizer
      Its:

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                                   SCHEDULE 1

     The following shares are pledged hereunder as the Pledged Shares, each certificate in the name of:

Holder's Name          Certificate No.          No. of Shares          Date of
                                      Acquisition

Intellect Capital Group, LLC

1. 2,000,000
2.   225,000

                       Total                    2,225,000 shares